UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2010
Arbitron Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1969 (Commission File Number)	52-0278528 (IRS Employer Identification Number)

9705 Patuxent Woods Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)
(410) 312-8000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Arbitron Inc. is scheduled to present at the Credit Suisse 12th Annual Global Services Conference on Monday, February 22, 2010 at the Arizona Biltmore Hotel in Phoenix, Arizona. A copy of the slide show presentation to be made at the conference is attached hereto as Exhibit 99.1.
The information in this Form 8-K and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1     Arbitron Inc. Slide Show Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.
Date: February 22, 2010	By:	/s/ Timothy T. Smith
Timothy T. Smith
Executive Vice President & Chief Legal Officer, Legal and Business Affairs & Secretary

Exhibit Index

Exhibit 99.1	Arbitron Inc. Slide Show Presentation